New York Life Insurance and Annuity Corporation
New York Life Variable Universal Life Accumulator
New York Life Survivorship Variable Universal Life Accumulator
UPDATING SUMMARY PROSPECTUS FOR EXISTING INVESTORS
May 1, 2022
A flexible premium variable universal life insurance contract offered to individuals under NYLIAC Variable Universal Life Separate Account-I
This summary prospectus summarizes significant changes to two different policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), since May 1, 2021, the effective date of last year’s update to the prospectus for these policies. The New York Life Variable Universal Life Accumulator (“VUL”) policy insures one person and pays a death benefit upon that person’s death. The New York Life Survivorship Variable Universal Life Accumulator (“SVUL”) policy insures two people and pays a death benefit upon the death of the second person. Throughout this summary prospectus that second person is described as the last surviving insured. Other differences between the VUL and SVUL policies are noted in this summary prospectus and in the full (or statutory) prospectus. Both SVUL and VUL policies are no longer offered for sale. However, we will still accept additional premiums for existing policies.
The prospectus contains more information about the policies, including their features, benefits, and risks. You can find the current prospectus and other information about the policy online at https://dfinview.com/NewYorkLife/TAHD/accumulator or (also at no cost) by calling us at 1-800-598-2019 or by sending an email request to AccumulatorProspectus@newyorklife.com.
Additional information about certain investment products, including variable life insurance, has been prepared by the Securities and Exchange Commission’s staff and is available online at Investor.gov.
In this prospectus, the words “we,” “our” or “us” refer to NYLIAC and the words “you” or “your” refer to the policyowner. Policies have risks, including risk of loss of the amount invested. Policies are not deposits of, or guaranteed or endorsed by, any bank and are not federally insured by the FDIC, Federal Reserve Board, or any other agency.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved of this security or passed upon the accuracy or adequacy of this summary prospectus. Any representation to the contrary is a criminal offense.
Please use one of the following addresses for service requests:
Regular Mail	Express Mail
NYLIAC Variable Products Service Center Madison Square Station P.O. Box 922 New York, NY 10159	NYLIAC Variable Products Service Center 51 Madison Avenue Floor 3B, Room 0304 New York, NY 10010
or call our toll-free number: 1-800-598-2019
For submitting death claim forms only, you may also use:
Regular Mail	Express Mail
New York Life P.O. Box 130539 Dallas, TX 75313-0539	New York Life 4849 Greenville Ave, Ste 700 Dallas, TX 75206

Premium payments and loan repayments should be sent to us at:
Regular Mail	Express Mail
NYLIAC 75 Remittance Drive, Suite 3021 Chicago, IL 60675-3021	NYLIAC, Suite 3021 c/o The Northern Trust Bank 350 North Orleans Street Receipt & Dispatch, 8th Floor Chicago, IL 60654

i

Definitions

The references in the definitions below, for more information, are to sections of the full statutory prospectus.
Cash Surrender Value: The Cash Value, minus any surrender charges that may apply, minus any outstanding loans and accrued loan interest. This is the amount we will pay you if you surrender your policy. See “Surrenders” for more information.
Cash Value: The total value of your policy’s accumulation units in the Separate Account Value, plus any amount in the Fixed Account and DCA Plus Account.
Cost of Insurance Charge: A charge that is deducted from your policy's Cash Value on each Monthly Deduction Day for the cost of providing a Life Insurance Benefit to you. The initial rate of the monthly Cost of Insurance Charge is based upon our underwriting of your policy. Your Cost of Insurance Charge may vary from month to month depending on cost of insurance rates and the Net Amount at Risk. For more information, please see "Charges Associated with the Policy—Cost of Insurance Charge".
Dollar-Cost Averaging Plus (“DCA Plus”) Account: The 12-month dollar-cost averaging account used specifically for the DCA Plus Program. The amount in the DCA Plus Account earns interest at a rate which we declare periodically, but which will never be less than an annual rate of 2%. Interest accrues and is credited on a daily basis.
Eligible Portfolios (“Portfolios”): The mutual fund portfolios of the Funds that are available for investment through the Investment Divisions of the Separate Account.
Face Amount: The dollar amount of life insurance under the policy as selected by the policyowner. It equals the initial face amount shown on the Policy Data Page, plus or minus any changes to the initial face amount.
Fixed Account: An account we credit with a fixed interest rate that we declare periodically in advance, in our sole discretion. This rate can change but will never be less than 3% for policies issued prior to May 1, 2012 and 2% for policies issued on or after May 1, 2012. The Fixed Account is supported by assets in NYLIAC's General Account. The amount in the Fixed Account earns interest and is credited on a daily basis.
Flat Extra: An additional charge that may be assessed and added to the monthly cost of insurance charge to cover an additional risk on the Insured.
General Account: An account representing all of NYLIAC’s assets, liabilities, capital and surplus, income, gains, or losses that are not included in the Separate Account or any other separate account. These assets are subject to the claims of our general creditors. For VUL policies, we allocate any Net Premium payments you make during the Free Look period to this account. For SVUL policies, we allocate any Net Premium payments you make prior to the Initial Premium Transfer Date to this account.
GMAB Allocation Alternatives: The Investment Options currently available with the GMAB Rider as listed in “Description of the Policy—Additional Benefits Through Riders and Options—Guaranteed Minimum Accumulation Benefit Rider—Rider Eligibility and Investment Restrictions.”
GMAB Investment Divisions: The Investment Divisions currently available as GMAB Allocation Alternatives.
Investment Division: A division of the Separate Account. Each Investment Division invests exclusively in shares of a specified Eligible Portfolio.
Investment Options: Policy investment options that consist of the Investment Divisions, the Fixed Account, and the DCA Plus Account.
Issue Date: The date we issue the policy as specified on the Policy Data Page.
Life Insurance Benefit: The benefit calculated under the Life Insurance Benefit Option you have chosen.
Monthly Deduction Charges: The Monthly Contract Charge, the Monthly Cost of Insurance Charge, the Monthly Mortality and Expense Risk Charge, the Monthly Per Thousand of Face Amount Charge, and any applicable monthly rider charges deducted from your policy’s Cash Value.

Monthly Deduction Day: The date that we deduct the Monthly Deduction Charges from your policy’s Cash Value. If a Monthly Deduction Day falls on a day that is not a Business Day, the Monthly Deduction Charges will be deducted on the following Business Day.
Mortality and Expense Risk: The risk that the group of lives we have insured under our policies will not live as long as we expect (mortality risk); and the risk that the cost of issuing and administering the policies will be greater than we have estimated (expense risk).
Net Amount at Risk: The difference between (i) the Life Insurance Benefit divided by 1.00327, and (ii) the policy’s Cash Value. See "Deductions from Cash Value—Charge for Cost of Insurance Protection” for more information.
Net Premium: The balance of a premium payment after applicable sales expense, state premium tax, and federal tax charges have been deducted.
NYLIAC: New York Life Insurance and Annuity Corporation.
Policy: VUL or SVUL.
Policy Data Page: Page 2 of your policy. The Policy Data Page contains your policy's specifications.
Policy Date: The date we use as the starting point for determining Policy Years and Monthly Deduction Days. Your Policy Date will be the same as your Issue Date, unless you request otherwise. You can find your Policy Date on the Policy Data Page.
Policy Proceeds: The benefit we will pay to your beneficiary when we receive proof that the insured (under VUL) or last surviving insured (under SVUL) died while the policy is in effect. It is equal to the Life Insurance Benefit, plus any additional benefits under any riders you have chosen, minus any outstanding loans (including any accrued loan interest).
Policy Year: The twelve-month period starting on the Policy Date, and each twelve-month period thereafter.
Separate Account: NYLIAC Variable Universal Life Separate Account-I, a segregated asset account NYLIAC established to receive and invest Net Premiums that are allocated to the Investment Divisions. The Separate Account is divided into subaccounts that correspond to the Investment Divisions.
Separate Account Value: An amount equal to the Cash Value allocated to the Separate Account.
Surrender Charge Premium: The amount we use to calculate surrender charges, as set forth on the Policy Data Page.
VPSC: The Variable Products Service Center. You may contact the VPSC toll-free by calling 1-800-598-2019, or by sending correspondence to the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). See “Management and Organization—How to Reach Us for Policy Services” for more information.

Updated Information About Your Policy

The information in this updating summary prospectus is a summary of certain policy features that have changed since the full or statutory prospectus dated May 1, 2021. This may not reflect all of the changes that have occurred since you purchased your policy.
Eligible Portfolios: The following have been added as Eligible Portfolios under the Policy:

AB VPS Growth and Income Portfolio—Class A
American Funds IS The Bond Fund of America®—Class 2
BNY Mellon Sustainable U.S. Equity Portfolio—Initial Shares
Columbia Variable Portfolio—Intermediate Bond Fund—Class 1
Fidelity VIP® Investment Grade Bond Portfolio—Initial Class
MFS® Research International Portfolio—Initial Class
Western Asset Core Plus VIT Portfolio—Class I

Important Information You Should Consider About the Policy
An investment in the New York Life VUL or SVUL Accumulator Policy is subject to fees, risks, and other important considerations, some of which are briefly summarized in the following table. You should review the full prospectus for additional information about these topics.
Fees and Expenses
Please refer to your Policy Specifications Page for information about the guaranteed maximum fees you will pay each year based on the options you have selected.
Charges for Early Withdrawals
If you fully surrender or withdraw money from your policy within 10 years following your purchase of the policy (or following an increase in Face Amount), you may be assessed a surrender charge equal to the lesser of (a) or (b) where (a) equals 50%
of your total premiums paid under the policy and (b) equals a percentage of the
Surrender Charge Premium applicable to the Policy. The maximum surrender charge is reduced over time.
For example, if you were to withdraw $100,000 during the first 10 years after your policy purchase (and your total premiums paid were $100,000), then you could be assessed a charge of up to $50,000 on the amount withdrawn.
For more detailed information, see the Prospectus,Table of Fees and Expenses;
Charges Associated with the Policy.

Transaction Charges
In addition to surrender charges, you may be charged for other transactions. These include sales expense charges (deducted from each premium payment), and charges if you cancel the Guaranteed Minimum Accumulation Benefit (GMAB) Rider
or exercise the Insurance Exchange Rider, the Living Benefits Rider, or the Overloan
Protection Rider.
We also reserve the right to impose partial surrender fees, transfer charges (when you transfer cash value between investment options), and a returned payment (bad check) fee, but we currently do not impose these charges.
For more detailed information, see the Prospectus,Table of Fees and Expenses;
Charges Associated with the Policy – Deductions From Premium Payments; Charges
Associated with the Policy – Transaction Charges.

Ongoing Fees and Expenses (annual charges)
In addition to surrender charges and transaction charges, an investment in the policy is subject to certain ongoing fees and expenses. Some of these charges such as the
Cost of Insurance Charge, the Monthly Per Thousand of Face Amount Charge,
Flat Extra charges, and certain rider charges (for optional benefits), are set based on individual characteristics of the insured (e.g., age, sex, and rating classification).
Other ongoing charges include the monthly contract charge, the Mortality and
Expense Risk charge, loan interest, and certain rider charges. Please refer to your
Policy Data Page for rates and the specific fees applicable to your policy.
Investors will also bear expenses associated with the Eligible Portfolios (Portfolio
Companies), as shown in the following table, which shows the minimum and maximum total operating expenses deducted from Fund assets (before any fee waiver or expense reimbursement) during the year ended December 31, 2021 and which may change from year to year.

Fees and Expenses
Portfolios’ Annual Operating Expenses (expenses that are deducted from Portfolio assets)
Annual Fee	Minimum	Maximum
Investment Options (Eligible Portfolio fees and expenses)	0.14%	1.35%

For more detailed information, see the Prospectus,Table of Fees and Expenses;
Charges Associated with the Policy; and Appendix—Eligible Portfolios Available
Under the Policy for our list of available Eligible Portfolios, the current expenses for these Portfolios, and the Average Annual Total Returns.

Risks

Risk of Loss
You can lose money by investing in this policy, including loss of your premiums
(principal).
For more detailed information, see, the Prospectus,Summary of Principal Risks of
Investing in the Policy; Management and Organization – About the Separate Account.

Not a Short-Term Investment
This policy is not designed for short- term investing and is not appropriate for an investor who needs ready access to cash.
The policy is designed to provide a Life Insurance Benefit or to help meet other long-term financial objectives. Substantial fees, expenses, and tax implications make variable life insurance unsuitable as a short-term savings vehicle. Additionally, the policy may limit your ability to withdraw a portion of the Cash Value through partial surrenders or loans.
For more detailed information, see the Prospectus,Summary of Principal Risks of
Investing in the Policy; Loans; and Surrenders—Partial Surrenders—Amount
Available for a Partial Surrender.

Risks Associated with Investment Options
•An investment in this policy is subject to the risk of poor investment performance of the Eligible Portfolios you choose, and the value of an investment can vary depending on the performance of the Eligible Portfolios.
•Each investment option (the Eligible Portfolios and the fixed account) has its own unique risks. The performance of the Eligible Portfolios will vary, and some are riskier than others.
•A discussion of the risks of allocating your premiums or Cash Value to one or more
Eligible Portfolios can be found in the prospectuses for the Eligible Portfolios, which are available at https://dfinview.com/NewYorkLife/TAHD/accumulator. You should review the prospectuses for the Eligible Portfolios before making an investment decision.
For more detailed information, see the Prospectus,Summary of Principal Risks of
Investing in the Policy; Management and Organization – About the Separate Account.

Insurance Company Risks
An investment in the policy is subject to the risks related to New York Life Insurance and Annuity Corporation (NYLIAC), including:
•Any obligations (including the Fixed Account and the DCA Plus Account), guarantees, and benefits of the policy are subject to the claims-paying ability and financial strength of NYLIAC.
•There are risks relating to NYLIAC’s administration of the policy, including cybersecurity and infectious disease outbreak risks.
•If NYLIAC experiences financial distress, it may not be able to meet its obligations to you. More information about NYLIAC, including its financial strength ratings, is available upon request from NYLIAC at 1-800-598-2019.
For more detailed information, see the Prospectus,Management and Organization;
Financial Statements; Summary of Principal Risks of Investing in the Policy –
Insurance Company Risks; Risks Affecting Our Administration of Your Policy.

Contract Lapse
Your policy can lapse even if you pay all of the planned premiums on time. When a policy lapses, it has no value, and no benefits are paid upon the death of the insured.
You may also lose the principal invested. A policy can lapse if the Cash Surrender
Value is insufficient to pay the Monthly Deduction Charges and other charges. This can happen due to insufficient premium payments, poor investment performance, withdrawals, unpaid loans or loan interest, and policy charges (including increases in those charges). The larger a policy loan becomes relative to the policy’s Cash
Surrender Value, the greater the risk that the policy’s Cash Surrender Value will not be sufficient to support the policy’s charges and expenses, including any loan interest due, and the greater the risk of the policy lapsing. A policy lapse may have tax consequences.
A policy that has a Cash Surrender Value just sufficient to cover Monthly Deduction
Charges and other charges, or that is otherwise minimally funded, is less likely to maintain its Cash Surrender Value due to market fluctuation and other performance related risks. To continue to keep your policy in force when the no-lapse guarantee period ends, premium payments significantly higher than the premium necessary to maintain the no-lapse guarantee benefit may be required.
If the policy lapses, there are costs and premium requirements associated with reinstatement of the policy.
For more detailed information, see the Prospectus,Summary of Principal Risks of
Investing in the Policy; Termination and Reinstatement; Premiums - Risk of Minimally
Funded Policies.

Restrictions

Investments
•You can select a maximum of 21 Investment Options among the 86 Investment
Divisions that invest in the Eligible Portfolios (83 of which are open to all investors), the Fixed Account and/or the DCA Plus Account.
•The minimum amount that you can transfer is the lesser of (i) $500 or (ii) the total amount in the Investment Divisions or the Fixed Account. The maximum amount that you can transfer out of the Fixed Account in any Policy Year is the greater of
(a) 20% of the amount in the Fixed Account at the beginning of the Policy Year, or
(b) $5,000.
•NYLIAC reserves the right to remove or substitute any Eligible Portfolios as investment options that are available under the policy.
•If you make more than three transfers within any 60-day period, then any subsequent transfer requests must be made by U.S. mail or overnight courier (not by telephone or electronically).
•In addition, we may limit your ability to make transfers involving the Investment
Divisions if a transfer may disadvantage or potentially harm or hurt the rights of other policyowners in order to prevent market timing. We will also reject or reverse a transfer request if for any reason any of the Eligible Portfolios do not accept the purchase of its shares.
For more detailed information, see the Prospectus,Cash Value- Investment Divisions,
the Fixed Account and the DCA Plus Account; Cash Value - Transfers Among
Investment Divisions, the Fixed Account and the DCA Plus Account; Limits on
Transfers and Appendix—Eligible Portfolios Available Under the Policy” for our list of available Eligible Portfolios.

Optional Benefits
If you elect the Guaranteed Minimum Accumulation Benefit (GMAB) Rider, then you must allocate 100% of your premiums to the GMAB Allocation Alternatives. In addition, transfers from the GMAB Investment Divisions to the Fixed Account will result in proportionate reductions to the GMAB Account Value. These reductions to the GMAB Account Value can be greater than the dollar amount of these transfers.
•We may change these restrictions in the future.
•We may stop offering an optional benefit at any time.
For more detailed information, see the Prospectus,The Policy—Additional Benefits
Through Riders and Options—Guaranteed Minimum Accumulation Benefit Rider.

Taxes

Tax Implications
•Consult with a tax professional to determine the tax implications of an investment in and payments received under this policy.
•If you purchase the policy through a tax-qualified plan, you do not get any additional tax benefit.
•Earnings on your policy (if any) are taxed when you withdraw them (or if a policy loan is not repaid), at ordinary income tax rates, and may be subject to a tax penalty before age 59 ½.
For more detailed information, see the Prospectus,Summary of Principal Risks of
Investing in the Policy–Tax Risks; Federal Income Tax Considerations.

Conflicts of Interest

Investment Professional Compensation
Your investment professional may receive compensation for selling this policy to you, in the form of commissions, asset-based compensation, allowances for expenses, and other compensation programs, and because NYLIAC may share the revenue it earns on this policy with the professional’s firm. (Your investment professional may be your registered representative, broker, investment adviser, insurance agent, or someone else). For these reasons, these investment professionals may have a financial incentive to recommend this policy over another policy or investment.
For more detailed information, see the Prospectus,Charges Associated with the
Policy—Commissions Paid to Dealers; Distribution and Compensation Arrangements.

Exchanges
Some investment professionals may have a financial incentive to offer you a new policy in place of the one you own. You should only exchange your policy if you determine, after comparing the features, fees, and risks of both policies, that it is preferable for you to purchase the new policy rather than continue to own your existing policy.
For more detailed information, see the Prospectus,Tax-Free “Section 1035” Insurance
Policy Exchanges.

Appendix: Eligible Portfolios Available Under the Policy
The Eligible Portfolios
The following is a list of the Eligible Portfolios currently available under the policy. NYLIAC reserves the right to remove or substitute any portfolio companies as investment options that are available under the policy. Before you invest, you should review the prospectuses for the Portfolios. These prospectuses contain more information about the Portfolios and their risks and may be amended from time to time. You can find the prospectuses and other information about the Portfolios online at https://dfinview.com/NewYorkLife/TAHD/accumulator.You can also request this information at no cost by calling 1-800-598-2019 or sending an email request to AccumulatorProspectus@newyorklife.com. If you elect the Guaranteed Minimum Accumulation Benefit Rider, your choice of Eligible Portfolios is restricted; see below.
The current expenses and performance information below reflects fees and expenses of the Eligible Portfolios, but does not reflect the other fees and expenses that your policy may charge. Expenses would be higher and performance would be lower if these charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.
Portfolio Type	Portfolio and Adviser/Subadviser	Current Expenses*	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
Large Cap Equity	MainStay VP American Century Sustainable Equity (formerly MainStay VP T. Rowe Price Equity Income)—Initial Class Adviser: New York Life Investment Management LLC (“New York Life Investments”) Subadviser: American Century Investment Management, Inc.	0.67%	25.49%	11.01%	N/A
Asset Allocation	MainStay VP Balanced—Initial Class Adviser: New York Life Investments Subadvisers: NYL Investors LLC (“NYLI”) and Wellington Management Company LLP (“Wellington”)	0.71%	17.29%	8.54%	9.40%
Investment Grade Bond	MainStay VP Bond—Initial Class Adviser: New York Life Investments Subadviser: NYLI	0.53%	(1.37%)	3.61%	3.03%
International/Global Equity	MainStay VP Candriam Emerging Markets Equity—Initial Class** Adviser: New York Life Investments Subadviser: Candriam Belgium	1.14%	(2.00%)	10.96%	N/A

Portfolio Type	Portfolio and Adviser/Subadviser	Current Expenses*	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
Sector	MainStay VP CBRE Global Infrastructure—Initial Class Adviser: New York Life Investments Subadviser: CBRE Clarion Securities, LLC	0.95%	15.29%	(3.75%)	N/A
Asset Allocation	MainStay VP Conservative Allocation—Initial Class Adviser: New York Life Investments	0.48%	7.13%	7.05%	6.76%
Large Cap Equity	MainStay VP Epoch U.S. Equity Yield—Initial Class Adviser: New York Life Investments Subadviser: Epoch Investment Partners, Inc. ("Epoch")	0.68%	22.89%	11.41%	11.01%
Asset Allocation	MainStay VP Equity Allocation—Initial Class Adviser: New York Life Investments	0.60%	20.16%	13.00%	11.77%
Sector	MainStay VP Fidelity Institutional AM® Utilities—Initial Class Adviser: New York Life Investments Subadviser: FIAM LLC	0.66%	17.24%	10.73%	N/A
Non-Investment Grade Bond	MainStay VP Floating Rate—Initial Class Adviser: New York Life Investments Subadviser: NYLI	0.64%	3.76%	3.68%	3.94%
Asset Allocation	MainStay VP Growth Allocation—Initial Class Adviser: New York Life Investments	0.58%	16.01%	10.99%	10.33%
Asset Allocation	MainStay VP Income Builder—Initial Class Adviser: New York Life Investments Subadvisers: Epoch and MacKay Shields LLC (“MacKay”)	0.61%	10.52%	8.49%	8.84%

Portfolio Type	Portfolio and Adviser/Subadviser	Current Expenses*	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
Alternatives	MainStay VP IQ Hedge Multi-Strategy—Initial Class Adviser: New York Life Investments Subadviser: IndexIQ Advisors LLC (“IndexIQ”)	0.94%	(0.58%)	1.09%	N/A
Asset Allocation	MainStay VP Janus Henderson Balanced—Initial Class Adviser: New York Life Investments Subadviser: Janus Capital Management LLC (“Janus”)	0.57%	17.35%	14.41%	N/A
Non-Investment Grade Bond	MainStay VP MacKay Convertible—Initial Class Adviser: New York Life Investments Subadviser: MacKay	0.56%	9.25%	14.78%	12.52%
Investment Grade Bond	MainStay VP MacKay Government—Initial Class Adviser: New York Life Investments Subadviser: MacKay	0.55%	(1.50%)	2.15%	1.83%
Non-Investment Grade Bond	MainStay VP MacKay High Yield Corporate Bond—Initial Class Adviser: New York Life Investments Subadviser: MacKay	0.58%	5.51%	5.80%	6.44%
International/Global Equity	MainStay VP MacKay International Equity—Initial Class Adviser: New York Life Investments Subadviser: MacKay	0.93%	12.24%	14.70%	10.38%
Non-Investment Grade Bond	MainStay VP MacKay Strategic Bond—Initial Class Adviser: New York Life Investments Subadviser: MacKay	0.62%	1.96%	3.70%	4.28%
Asset Allocation	MainStay VP Moderate Allocation—Initial Class Adviser: New York Life Investments	0.51%	11.37%	9.13%	8.56%

Portfolio Type	Portfolio and Adviser/Subadviser	Current Expenses*	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
Sector	MainStay VP Natural Resources—Initial Class Adviser: New York Life Investments Subadviser: Newton Investment Management North America, LLC (“NIMNA”)	0.85%	38.02%	4.05%	(0.43%)
Investment Grade Bond	MainStay VP PIMCO Real Return—Initial Class Adviser: New York Life Investments Subadviser: Pacific Investment Management Company LLC (“PIMCO”)	0.55%	5.38%	5.28%	N/A
Large Cap Equity	MainStay VP S&P 500 Index (formerly MainStay VP MacKay S&P 500 Index)—Initial Class Adviser: New York Life Investments Subadviser: IndexIQ	0.12%	28.55%	18.27%	16.28%
Small/Mid Cap Equity	MainStay VP Small Cap Growth—Initial Class Adviser: New York Life Investments Subadviser: Brown Advisory, LLC and Segall Bryant & Hamill, LLC	0.84%	10.31%	16.85%	12.44%
Money Market	MainStay VP U.S. Government Money Market—Initial Class Adviser: New York Life Investments Subadviser: NYLI	0.28%	0.01%	0.77%	0.39%
Large Cap Equity	MainStay VP Wellington Growth—Initial Class** Adviser: New York Life Investments Subadviser: Wellington	0.73%	19.75%	20.80%	15.24%
Small/Mid Cap Equity	MainStay VP Wellington Mid Cap—Initial Class Adviser: New York Life Investments Subadviser: Wellington	0.86%	20.00%	11.47%	13.42%

Portfolio Type	Portfolio and Adviser/Subadviser	Current Expenses*	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
Small/Mid Cap Equity	MainStay VP Wellington Small Cap—Initial Class Adviser: New York Life Investments Subadviser: Wellington	0.74%	18.03%	8.19%	N/A
Large Cap Equity	MainStay VP Wellington U.S. Equity—Initial Class Adviser: New York Life Investments Subadviser: Wellington	0.58%	28.78%	16.78%	15.80%
Large Cap Equity	MainStay VP Winslow Large Cap Growth—Initial Class Adviser: New York Life Investments Subadviser: Winslow Capital Management, Inc.	0.74%	24.52%	25.63%	18.68%
Large Cap Value	AB VPS Growth and Income Portfolio—Class A Adviser: AllianceBernstein L.P. (“AB”)	0.59%	28.15%	12.86%	13.67%
Small/Mid Cap Equity	AB VPS Small/Mid Cap Value Portfolio—Class A Adviser: AB	0.80%	35.95%	10.16%	13.13%
Asset Allocation	American Funds IS Asset Allocation Fund—Class 2 Adviser: Capital Research and Management CompanySM (“CRMC”)	0.55%	15.10%	11.71%	11.33%
Investment Grade Bond	American Funds IS The Bond Fund of America®—Class 2 Adviser: CRMC	0.45%	(0.31%)	4.25%	3.27%
International/Global Equity	American Funds IS Global Small Capitalization Fund—Class 2 Adviser: CRMC	0.90%	6.74%	15.45%	12.51%

Portfolio Type	Portfolio and Adviser/Subadviser	Current Expenses*	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
Large Cap Equity	American Funds IS Growth Fund—Class 2 Adviser: CRMC	0.60%	21.97%	25.43%	19.71%
Sector	American Funds IS New World Fund®—Class 2 Adviser: CRMC	0.82%	4.92%	13.25%	8.67%
Large Cap Equity	American Funds IS Washington Mutual Investors FundSM—Class 2 Adviser: CRMC	0.52%	27.78%	12.50%	13.75%
Asset Allocation	BlackRock® Global Allocation V.I. Fund—Class I Adviser: BlackRock Advisors, LLC (“BlackRock”) Subadvisor: BlackRock (Singapore) Limited	0.75%	6.67%	9.95%	7.94%
Non-Investment Grade Bond	BlackRock® High Yield V.I. Fund—Class I Adviser: BlackRock Subadviser: BlackRock International Limited	0.57%	5.34%	6.36%	6.78%
Sector	BNY Mellon IP Technology Growth Portfolio—Initial Shares Adviser: BNY Mellon Investment Adviser, Inc. Subadviser: NIMNA	0.78%	12.93%	27.80%	20.05%
Large Cap Equity	BNY Mellon Sustainable U.S. Equity Portfolio—Initial Shares Adviser: BNY Mellon Investment Adviser, Inc. Subadviser: Newton Investment Management Limited	0.67%	27.00%	18.49%	15.59%

Portfolio Type	Portfolio and Adviser/Subadviser	Current Expenses*	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
Large Cap Equity	ClearBridge Variable Appreciation Portfolio—Class I Adviser: Legg Mason Investor Services, LLC Subadviser: ClearBridge Investments, LLC	0.72%	23.66%	16.71%	14.98%
Sector	Columbia Variable Portfolio—Commodity Strategy Fund—Class 1** Adviser: Columbia Subadviser: Threadneedle International Limited	0.75%	32.63%	4.38%	N/A
Non-Investment Grade Bond	Columbia Variable Portfolio—Emerging Markets Bond Fund—Class 1 Adviser: Columbia Management Investment Advisers, LLC (“Columbia”)	0.76%	(2.20%)	4.18%	N/A
Investment Grade Bond	Columbia Variable Portfolio— Intermediate Bond Fund—Class 1 Adviser: Columbia	0.49%	(0.24)%	5.05%	4.08%
International/Global Equity	Delaware VIP® Emerging Markets Series—Standard Class Adviser: Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust) (“DMC”) Sub-Advisers: Macquarie Funds Management Hong Kong Limited (“MFMHKL”) and Macquarie Investment Management Global Limited (“MIMGL”)	1.18%	(2.84%)	12.02%	7.13%
Small/Mid Cap Equity	Delaware VIP® Small Cap Value Series—Standard Class Adviser: DMC Sub-Advisers: MFMHKL and MIMGL	0.75%	34.42%	9.54%	12.08%

Portfolio Type	Portfolio and Adviser/Subadviser	Current Expenses*	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
Alternatives	DWS Alternative Asset Allocation VIP—Class A Adviser: DWS Investment Management Americas Inc. (“DIMA”) Subadviser: RREEF America LLC	0.88%	12.74%	5.93%	4.20%
Small/Mid Cap Equity	DWS Small Cap Index VIP—Class A Adviser: DIMA Subadviser: Northern Trust Investments, Inc.	0.39%	14.50%	11.69%	12.98%
Small/Mid Cap Equity	DWS Small Mid Cap Value VIP—Class A Adviser: DIMA	0.83%	30.50%	7.87%	10.52%
Investment Grade Bond	Fidelity® VIP Bond Index Portfolio—Initial Class Adviser: Fidelity Management & Research Company (“FMR”) Subadvisers: Other investment advisers	0.14%	(1.95)%	N/A	N/A
Large Cap Equity	Fidelity® VIP ContrafundSM Portfolio—Initial Class Adviser: FMR Subadvisers: Other investment advisers	0.60%	27.83%	20.17%	16.64%
International/Global Equity	Fidelity® VIP Emerging Markets Portfolio—Initial Class Adviser: FMR Subadvisers: Other investment advisers	0.91%	(2.17)%	14.98%	8.44%
Large Cap Equity	Fidelity® VIP Equity-Income PortfolioSM—Initial Class Adviser: FMR Subadvisers: Other investment advisers	0.51%	24.89%	11.95%	12.53%

Portfolio Type	Portfolio and Adviser/Subadviser	Current Expenses*	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
Asset Allocation	Fidelity® VIP Freedom 2020 PortfolioSM—Initial Class Adviser: FMR	0.50%	9.47%	10.68%	9.26%
Asset Allocation	Fidelity® VIP Freedom 2030 PortfolioSM—Initial Class Adviser: FMR	0.57%	12.37%	12.76%	11.09%
Asset Allocation	Fidelity® VIP Freedom 2040 PortfolioSM—Initial Class Adviser: FMR	0.65%	17.83%	15.01%	12.67%
Large Cap Equity	Fidelity® VIP Growth Opportunities Portfolio—Initial Class Adviser: FMR Subadvisers: Other investment advisers	0.63%	11.94%	32.09%	22.94%
Sector	Fidelity® VIP Health Care Portfolio—Initial Class Adviser: FMR Subadvisers: Other investment advisers	0.63%	11.73%	18.65%	18.83%
International/Global Equity	Fidelity® VIP International Index Portfolio—Initial Class Adviser: FMR Subadviser: Geode Capital Management, LLC	0.17%	7.72%	N/A	N/A
Investment Grade Bond	Fidelity® VIP Investment Grade Bond Portfolio—Initial Class Adviser: FMR Subadvisers: Other investment advisers	0.39%	(0.61)%	4.33%	3.54%

Portfolio Type	Portfolio and Adviser/Subadviser	Current Expenses*	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
Small/Mid Cap Equity	Fidelity® VIP Mid Cap Portfolio—Initial Class Adviser: FMR Subadvisers: Other investment advisers	0.61%	25.60%	13.60%	13.29%
Asset Allocation	Franklin Templeton Aggressive Model Portfolio—Class I Adviser: Legg Mason Partners Fund Advisor, LLC (“LMPFA”) Subadviser: Franklin Advisers, Inc. (“Franklin”)	0.69%	19.75%	N/A	N/A
Asset Allocation	Franklin Templeton Conservative Model Portfolio—Class I Adviser: LMPFA Subadviser: Franklin	0.70%	4.98%	N/A	N/A
Asset Allocation	Franklin Templeton Moderate Model Portfolio—Class I Adviser: LMPFA Subadviser: Franklin	0.63%	12.54%	N/A	N/A
Asset Allocation	Franklin Templeton Moderately Aggressive Model Portfolio—Class I Adviser: LMPFA Subadviser: Franklin	0.64%	14.79%	N/A	N/A
Asset Allocation	Franklin Templeton Moderately Conservative Model Portfolio—Class I Adviser: LMPFA Subadviser: Franklin	0.67%	9.22%	N/A	N/A

Portfolio Type	Portfolio and Adviser/Subadviser	Current Expenses*	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
International/Global Equity	Invesco V.I. EQV International Equity Fund (formerly Invesco V.I. International Growth Fund)—Series I Shares Adviser: Invesco Advisers, Inc. (“Invesco”)	0.89%	5.89%	10.17%	8.09%
Small/Mid Cap Equity	Invesco V.I. Main Street Small Cap Fund®—Series I Shares Adviser: Invesco	0.84%	22.55%	13.73%	14.69%
Small/Mid Cap Equity	Janus Henderson Enterprise Portfolio—Institutional Shares Adviser: Janus	0.71%	16.83%	19.13%	17.23%
International/Global Equity	Janus Henderson Global Research Portfolio—Institutional Shares Adviser: Janus	0.77%	18.09%	16.70%	13.59%
Small/Mid Cap Equity	LVIP SSgA Mid-Cap Index Fund—Standard Class Adviser: Lincoln Investment Advisors Corporation Subadviser: SSgA Funds Management, Inc.	0.34%	24.37%	12.71%	N/A
International Equity	MFS® International Intrinsic Value Portfolio—Initial Class Adviser: Massachusetts Financial Services Company (“MFS”)	0.89%	10.55%	14.07%	12.43%
Large Cap Equity	MFS® Investors Trust Series—Initial Class Adviser: MFS	0.78%	26.81%	17.24%	15.46%
Mid Cap Equity	MFS® Mid Cap Value Portfolio—Initial Class Adviser: MFS	0.79%	30.99%	12.42%	13.59%
Small/Mid Cap Equity	MFS® New Discovery Series—Initial Class Adviser: MFS	0.87%	1.80%	21.30%	16.15%

Portfolio Type	Portfolio and Adviser/Subadviser	Current Expenses*	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
Foreign Large Blend	MFS® Research International Portfolio—Initial Class Adviser: MFS	0.95%	11.57%	12.19%	8.38%
Large Cap Equity	MFS® Research Series—Initial Class Adviser: MFS	0.78%	24.80%	17.94%	15.64%
Sector	Morgan Stanley VIF U.S. Real Estate Portfolio—Class I Adviser: Morgan Stanley Investment Management Inc.	0.82%	39.80%	5.64%	8.21%
Small/Mid Cap Equity	Neuberger Berman AMT Mid Cap Growth Portfolio—Class I Adviser: Neuberger Berman Investment Advisers LLC	0.89%	12.99%	19.75%	15.36%
Investment Grade Bond	PIMCO VIT Income Portfolio—Institutional Class Adviser: PIMCO	0.67%	2.15%	5.21%	N/A
Investment Grade Bond	PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)—Institutional Class Adviser: PIMCO	0.76%	(1.81%)	3.21%	4.54%
Investment Grade Bond	PIMCO VIT Low Duration Portfolio—Institutional Class Adviser: PIMCO	0.50%	(0.78%)	1.69%	1.74%
Investment Grade Bond	PIMCO VIT Total Return Portfolio—Institutional Class Adviser: PIMCO	0.50%	(1.12%)	4.09%	3.59%

Portfolio Type	Portfolio and Adviser/Subadviser	Current Expenses*	Average Annual Total Returns (as of 12/31/2021)
			1 Year	5 Year	10 Year
Investment Grade Bond	Western Asset Core Plus VIT Portfolio—Class I Adviser: LMPFA Subadvisers: Western Asset Management Company, LLC; Western Asset Management Company Limited in London; Western Asset Management Company Pte. Ltd in Singapore; and Western Asset Management Company Ltd. in Japan	0.53%	(1.97%)	4.44%	5.37%
*
Current Expenses take into account expense reimbursement or fee waiver arrangements in place that are generally expected to continue through April 30, 2023 and may be terminated at any time at the option of the Fund. Annual expenses for the Eligible Portfolios for the year ended December 31, 2021, reflect temporary fee reductions under such an arrangement.
**
Premiums or transfers will only be accepted into this fund from policyowners already invested in this fund. Policyowners who remove all Cash Value allocations from this fund will not be permitted to reinvest in this fund.
Eligible Portfolio Restrictions Applicable to the Guaranteed Minimum Accumulation Benefit Rider
To be eligible for the Guaranteed Minimum Accumulation Benefit Rider, you must allocate 100% of your Cash Value to any one (or more) of the following GMAB Allocation Alternatives:
MainStay VP Balanced—Initial Class
MainStay VP Bond—Initial Class
MainStay VP Conservative Allocation—Initial Class
MainStay VP Fidelity Institutional AM® Utilities—Initial Class
MainStay VP Floating Rate—Initial Class
MainStay VP Growth Allocation—Initial Class
MainStay VP Income Builder—Initial Class
MainStay VP Janus Henderson Balanced—Initial Class
MainStay VP MacKay Convertible—Initial Class
MainStay VP MacKay Government—Initial Class
MainStay VP MacKay High Yield Corporate Bond—Initial Class
MainStay VP MacKay Strategic Bond—Initial Class
MainStay VP Moderate Allocation—Initial Class
MainStay VP PIMCO Real Return—Initial Class
MainStay VP U.S. Government Money Market—Initial Class
BlackRock® Global Allocation V.I. Fund—Class I
Franklin Templeton Conservative Model Portfolio—Class I

Fixed Account
DCA Plus Account

This Summary Prospectus incorporates by reference the New York Life Variable Universal Life Accumulator (VUL) and New York Life Survivorship Variable Universal Life Accumulator (SVUL) full (statutory) prospectus and Statement of Additional Information (SAI), both dated May 1, 2022, as amended or supplemented. The full prospectus and SAI for the policy may be obtained, free of charge, in any manner shown on the front page of this summary prospectus.
The SEC EDGAR Contract Identifier for the VUL Accumulator Policy is C000058633.
The SEC EDGAR Contract Identifier for the SVUL Accumulator Policy is C000065290.